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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) - August 12, 2002


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                              TRIAD HOSPITALS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     000-29816                75-2816101
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

        13455 Noel Road, Suite 2000                     75240
               Dallas, Texas                          (Zip Code)
  Address of principal executive offices)


                                 (972) 789-2700
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits.

         (c) Exhibit.

         99.1 Statement Under Oath of Principal Executive Officer dated August 12, 2002.

         99.2 Statement Under Oath of Principal Financial Officer dated August 12, 2002.


Item 9.  Regulation FD Disclosure.

                  On August 12, 2002, each of the Principal Executive Officer, James D. Shelton, and the Principal Financial Officer, Burke W. Whitman, of Triad Hospitals, Inc. submitted to the Securities and Exchange Commission ("SEC") sworn statements pursuant to SEC Order No. 4-460.

                  Copies of these sworn statements are attached as Exhibits 99.1 and 99.2 to this current report on Form 8-K.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TRIAD HOSPITALS, INC.



                                         By: /s/ Donald P. Fay
                                            ----------------------------------
                                             Donald P. Fay
                                             Executive Vice President,
                                              Secretary and General Counsel

Date:  August 13, 2002


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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99.1              Statement Under Oath of Principal Executive Officer dated
                  August 12, 2002.

99.2              Statement Under Oath of Principal Financial Officer dated
                  August 12, 2002.


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